EHXIBIT 99.34

                                 MORGAN STANLEY
                                  IXIS 2005-HE4
                                   All records
                                  3,863 records
                              Balance: 700,120,396

Table of Contents

1. Combined Original Loan-to-Value Ratio Greater or Equal 80
2. Second Home
3. Non-Owner Occupied
4. Cashout Loans
5. Stated Doc
6. 2-4 Family
7. FICO Score Less than 650
8. IO Loans
9. Range of Cut-off Date Principal Balances ($)
10. Current Mortgage Rates (%)
11. Combined Original Loan-to-Value Ratio (%)
12. Property Type
13. Occupancy
14. Adjustment Type
15. Geographic Distribution by Balance
16. Back Ratio Greater Than 50
17. Simultaneous Seconds
18. Lien Position

1. Combined Original Loan-to-Value Ratio Greater or Equal 80

------------------------------------------------------------------------------------------------------------------------------------

                                         Number                                   % of
                                           of          Total                     Total        Wtd        Wtd                    Wtd
Combined Original                       Mortgage      Current        Average    Current       Avg        Avg         Pct        Avg
Loan-to-Value Ratio Greater or Equal 80  Loans        Balance        Balance    Balance       Age       Coupon       ARM        FICO
------------------------------------------------------------------------------------------------------------------------------------
80.00 - 85.00                               1,692   341,388,755.51  201,766.40      48.76        3.36      7.263       91.87     639
------------------------------------------------------------------------------------------------------------------------------------
85.01 - 90.00                                 494    97,358,151.33  197,081.28      13.91        3.16      7.761       89.63     629
------------------------------------------------------------------------------------------------------------------------------------
90.01 - 95.00                                 198    30,449,604.20  153,785.88       4.35        3.30      8.325       85.63     637
------------------------------------------------------------------------------------------------------------------------------------
95.01 - 100.00                                466    35,646,575.29   76,494.80       5.09        3.49      9.651       41.47     658
------------------------------------------------------------------------------------------------------------------------------------
Other                                       1,013   195,277,309.30  192,771.28      27.89        3.16      7.617       85.69     597
------------------------------------------------------------------------------------------------------------------------------------
Total:                                      3,863   700,120,395.63  181,237.48     100.00        3.28      7.599       87.00     627
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                  Wtd
                                         Wtd      Avg
                                         Avg     Comb      Wtd      Pct     Pct         Pct        Pct       Pct       Pct
Combined Original                       Orig     Orig      Avg     Full    Owner      Single     Cashout     2nd     Interest
Loan-to-Value Ratio Greater or Equal 80  LTV      LTV      DTI      Doc     Occ       Family       Refi     Lien       Only
-----------------------------------------------------------------------------------------------------------------------------
80.00 - 85.00                           80.75    80.79    41.81    43.91   97.44       79.25      32.22      0.05     40.31
----------------------------------------------------------------------------------------------------------------------------
85.01 - 90.00                           89.51    89.60    40.98    54.84   85.90       77.86      52.40      0.12     28.38
----------------------------------------------------------------------------------------------------------------------------
90.01 - 95.00                           90.87    94.63    42.64    56.78   93.67       74.30      57.87      4.74     24.11
----------------------------------------------------------------------------------------------------------------------------
95.01 - 100.00                          55.09    99.83    41.44    49.03   98.86       81.75      28.86     55.93      2.43
----------------------------------------------------------------------------------------------------------------------------
Other                                   67.23    67.25    40.36    46.21   93.96       80.80      81.12      0.04     18.49
----------------------------------------------------------------------------------------------------------------------------
Total:                                  77.33    79.81    41.30    46.89   94.77       79.40      49.61      3.11     29.93
----------------------------------------------------------------------------------------------------------------------------

2. Second Home

------------------------------------------------------------------------------------------------------------------------------------

                                         Number                                   % of
                                           of          Total                     Total        Wtd        Wtd                    Wtd
                                        Mortgage      Current        Average    Current       Avg        Avg         Pct        Avg
Second Home                              Loans        Balance        Balance    Balance       Age       Coupon       ARM        FICO
------------------------------------------------------------------------------------------------------------------------------------
Second Home                                    33     7,436,303.44  225,342.53       1.06        2.60      7.618       85.10    660
------------------------------------------------------------------------------------------------------------------------------------
Other                                       3,830   692,684,092.19  180,857.47      98.94        3.29      7.599       87.02    626
------------------------------------------------------------------------------------------------------------------------------------
Total:                                      3,863   700,120,395.63  181,237.48     100.00        3.28      7.599       87.00    627
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                   Wtd
                                          Wtd      Avg
                                          Avg     Comb      Wtd      Pct     Pct         Pct        Pct       Pct       Pct
                                         Orig     Orig      Avg     Full    Owner      Single     Cashout     2nd     Interest
Second Home                               LTV      LTV      DTI      Doc     Occ       Family       Refi     Lien       Only
------------------------------------------------------------------------------------------------------------------------------
Second Home                             79.17    79.36    41.28    36.68    0.00       73.03      44.53      0.21     32.61
------------------------------------------------------------------------------------------------------------------------------
Other                                   77.31    79.81    41.30    47.00   95.79       79.47      49.67      3.14     29.90
------------------------------------------------------------------------------------------------------------------------------
Total:                                  77.33    79.81    41.30    46.89   94.77       79.40      49.61      3.11     29.93
------------------------------------------------------------------------------------------------------------------------------

3. Non-Owner Occupied

------------------------------------------------------------------------------------------------------------------------------------

                                         Number                                   % of
                                           of          Total                     Total        Wtd        Wtd                    Wtd
                                        Mortgage      Current        Average    Current       Avg        Avg         Pct        Avg
Non-Owner Occupied                       Loans        Balance        Balance    Balance       Age       Coupon       ARM        FICO
------------------------------------------------------------------------------------------------------------------------------------
Non Owner Occupied                            204    29,156,685.06  142,924.93       4.16        3.46      8.058       92.50    657
------------------------------------------------------------------------------------------------------------------------------------
Other                                       3,659   670,963,710.57  183,373.52      95.84        3.27      7.579       86.76    625
------------------------------------------------------------------------------------------------------------------------------------
Total:                                      3,863   700,120,395.63  181,237.48     100.00        3.28      7.599       87.00    627
------------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                    Wtd
                                           Wtd      Avg
                                           Avg     Comb      Wtd      Pct     Pct         Pct        Pct       Pct       Pct
                                          Orig     Orig      Avg     Full    Owner      Single     Cashout     2nd     Interest
Non-Owner Occupied                         LTV      LTV      DTI      Doc     Occ       Family       Refi     Lien       Only
-------------------------------------------------------------------------------------------------------------------------------
Non Owner Occupied                       80.82    81.26    38.31    41.76    0.00       66.73      43.36      0.52     14.97
-----------------------------------------------------------------------------------------------------------------------------
Other                                    77.18    79.75    41.43    47.11   98.89       79.95      49.88      3.22     30.58
-----------------------------------------------------------------------------------------------------------------------------
Total:                                   77.33    79.81    41.30    46.89   94.77       79.40      49.61      3.11     29.93
-------------------------------------------------------------------------------------------------------------------------------

4. Cashout Loans

------------------------------------------------------------------------------------------------------------------------------------

                                         Number                                   % of
                                           of          Total                     Total        Wtd        Wtd                    Wtd
                                        Mortgage      Current        Average    Current       Avg        Avg         Pct        Avg
Cashout Loans                            Loans        Balance        Balance    Balance       Age       Coupon       ARM        FICO
------------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout                         1,800   347,334,857.16  192,963.81      49.61        3.12      7.631       84.59     605
------------------------------------------------------------------------------------------------------------------------------------
Other                                       2,063   352,785,538.47  171,006.08      50.39        3.44      7.567       89.37     648
------------------------------------------------------------------------------------------------------------------------------------
Total:                                      3,863   700,120,395.63  181,237.48     100.00        3.28      7.599       87.00     627
------------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                  Wtd
                                         Wtd      Avg
                                         Avg     Comb      Wtd      Pct     Pct         Pct        Pct       Pct       Pct
                                        Orig     Orig      Avg     Full    Owner      Single     Cashout     2nd     Interest
Cashout Loans                            LTV      LTV      DTI      Doc     Occ       Family       Refi     Lien       Only
-------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout                     75.83    76.84    40.94    53.13   95.41       80.75     100.00      1.28     20.59
----------------------------------------------------------------------------------------------------------------------------
Other                                   78.81    82.74    41.67    40.75   94.15       78.07       0.00      4.90     39.12
----------------------------------------------------------------------------------------------------------------------------
Total:                                  77.33    79.81    41.30    46.89   94.77       79.40      49.61      3.11     29.93
-------------------------------------------------------------------------------------------------------------------------------

5. Stated Doc

------------------------------------------------------------------------------------------------------------------------------------

                                         Number                                   % of
                                           of          Total                     Total        Wtd        Wtd                    Wtd
                                        Mortgage      Current        Average    Current       Avg        Avg         Pct        Avg
Stated Doc                               Loans        Balance        Balance    Balance       Age       Coupon       ARM        FICO
------------------------------------------------------------------------------------------------------------------------------------
Stated Doc                                  1,750   356,398,400.04  203,656.23      50.91        3.42      7.714       90.72    641
------------------------------------------------------------------------------------------------------------------------------------
Other                                       2,113   343,721,995.59  162,670.14      49.09        3.14      7.479       83.14    612
------------------------------------------------------------------------------------------------------------------------------------
Total:                                      3,863   700,120,395.63  181,237.48     100.00        3.28      7.599       87.00    627
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                   Wtd
                                          Wtd      Avg
                                          Avg     Comb      Wtd      Pct     Pct         Pct        Pct       Pct       Pct
                                         Orig     Orig      Avg     Full    Owner      Single     Cashout     2nd     Interest
Stated Doc                                LTV      LTV      DTI      Doc     Occ       Family       Refi     Lien       Only
------------------------------------------------------------------------------------------------------------------------------
Stated Doc                              76.08    79.07    42.01     0.00   94.37       77.19      43.77      3.77     30.71
----------------------------------------------------------------------------------------------------------------------------
Other                                   78.63    80.58    40.58    95.51   95.19       81.69      55.66      2.42     29.12
----------------------------------------------------------------------------------------------------------------------------
Total:                                  77.33    79.81    41.30    46.89   94.77       79.40      49.61      3.11     29.93
------------------------------------------------------------------------------------------------------------------------------

6. 2-4 Family

------------------------------------------------------------------------------------------------------------------------------------

                                         Number                                   % of
                                           of          Total                     Total        Wtd        Wtd                    Wtd
                                        Mortgage      Current        Average    Current       Avg        Avg         Pct        Avg
2-4 Family                               Loans        Balance        Balance    Balance       Age       Coupon       ARM        FICO
------------------------------------------------------------------------------------------------------------------------------------
2-4 Family                                    222    53,834,773.29  242,498.98       7.69        3.14      7.491       85.18     639
------------------------------------------------------------------------------------------------------------------------------------
Other                                       3,641   646,285,622.34  177,502.23      92.31        3.29      7.608       87.15     626
------------------------------------------------------------------------------------------------------------------------------------
Total:                                      3,863   700,120,395.63  181,237.48     100.00        3.28      7.599       87.00     627
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                  Wtd
                                         Wtd      Avg
                                         Avg     Comb      Wtd      Pct     Pct         Pct        Pct       Pct       Pct
                                        Orig     Orig      Avg     Full    Owner      Single     Cashout     2nd     Interest
2-4 Family                               LTV      LTV      DTI      Doc     Occ       Family       Refi     Lien       Only
-----------------------------------------------------------------------------------------------------------------------------
2-4 Family                              75.95    78.39    42.76    36.72   88.05        0.00      55.09      3.05     11.08
----------------------------------------------------------------------------------------------------------------------------
Other                                   77.45    79.93    41.18    47.74   95.33       86.02      49.15      3.11     31.50
----------------------------------------------------------------------------------------------------------------------------
Total:                                  77.33    79.81    41.30    46.89   94.77       79.40      49.61      3.11     29.93
-----------------------------------------------------------------------------------------------------------------------------

7. FICO Score Less than 650

------------------------------------------------------------------------------------------------------------------------------------

                                         Number                                   % of
                                           of          Total                     Total        Wtd        Wtd                    Wtd
FICO                                    Mortgage      Current        Average    Current       Avg        Avg         Pct        Avg
Score Less than 650                      Loans        Balance        Balance    Balance       Age       Coupon       ARM        FICO
------------------------------------------------------------------------------------------------------------------------------------
< = 500                                         7     1,261,143.11  180,163.30       0.18        2.49      9.710       81.34     500
------------------------------------------------------------------------------------------------------------------------------------
500 - 524                                     236    39,041,286.59  165,429.18       5.58        3.09      8.846       92.05     513
------------------------------------------------------------------------------------------------------------------------------------
525 - 549                                     298    50,190,093.34  168,423.13       7.17        2.98      8.573       97.11     537
------------------------------------------------------------------------------------------------------------------------------------
550 - 574                                     330    52,016,795.77  157,626.65       7.43        3.15      8.196       89.83     562
------------------------------------------------------------------------------------------------------------------------------------
575 - 599                                     510    82,208,679.56  161,193.49      11.74        3.04      7.797       88.74     587
------------------------------------------------------------------------------------------------------------------------------------
600 - 624                                     624   111,997,970.03  179,483.93      16.00        3.01      7.562       85.50     613
------------------------------------------------------------------------------------------------------------------------------------
625 - 649                                     653   119,004,516.33  182,242.75      17.00        3.53      7.390       84.16     637
------------------------------------------------------------------------------------------------------------------------------------
Other                                       1,205   244,399,910.90  202,821.50      34.91        3.49      7.113       85.02     692
------------------------------------------------------------------------------------------------------------------------------------
Total:                                      3,863   700,120,395.63  181,237.48     100.00        3.28      7.599       87.00     627
------------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                    Wtd
                                           Wtd      Avg
                                           Avg     Comb      Wtd      Pct     Pct         Pct        Pct       Pct       Pct
FICO                                      Orig     Orig      Avg     Full    Owner      Single     Cashout     2nd     Interest
Score Less than 650                        LTV      LTV      DTI      Doc     Occ       Family       Refi     Lien       Only
-------------------------------------------------------------------------------------------------------------------------------
< = 500                                   73.50    73.50    37.84    82.88  100.00       91.69      51.32      0.00      0.00
------------------------------------------------------------------------------------------------------------------------------
500 - 524                                 71.80    71.80    41.98    68.92   98.89       82.21      83.74      0.00      0.00
------------------------------------------------------------------------------------------------------------------------------
525 - 549                                 72.69    72.69    41.84    58.23   95.94       84.38      75.75      0.00      0.00
------------------------------------------------------------------------------------------------------------------------------
550 - 574                                 76.36    76.46    41.34    53.66   97.00       86.05      70.85      0.12      1.05
------------------------------------------------------------------------------------------------------------------------------
575 - 599                                 78.13    79.57    41.51    62.65   97.32       86.47      60.61      1.79     23.17
------------------------------------------------------------------------------------------------------------------------------
600 - 624                                 78.33    81.41    41.33    55.59   95.27       76.69      56.39      3.85     34.79
------------------------------------------------------------------------------------------------------------------------------
625 - 649                                 77.78    81.68    41.27    43.75   96.12       79.17      41.03      4.90     37.37
------------------------------------------------------------------------------------------------------------------------------
Other                                     78.45    81.73    41.01    31.66   91.63       75.43      31.63      4.12     43.58
------------------------------------------------------------------------------------------------------------------------------
Total:                                    77.33    79.81    41.30    46.89   94.77       79.40      49.61      3.11     29.93
-------------------------------------------------------------------------------------------------------------------------------

8. IO Loans

------------------------------------------------------------------------------------------------------------------------------------

                                         Number                                   % of
                                           of          Total                     Total        Wtd        Wtd                    Wtd
                                        Mortgage      Current        Average    Current       Avg        Avg         Pct        Avg
IO Loans                                 Loans        Balance        Balance    Balance       Age       Coupon       ARM        FICO
------------------------------------------------------------------------------------------------------------------------------------
Interest Only Loans                           783   209,537,679.18  267,608.79      29.93        3.72      6.910       96.94     657
------------------------------------------------------------------------------------------------------------------------------------
Other                                       3,080   490,582,716.45  159,280.10      70.07        3.10      7.893       82.75     614
------------------------------------------------------------------------------------------------------------------------------------
Total:                                      3,863   700,120,395.63  181,237.48     100.00        3.28      7.599       87.00     627
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                  Wtd
                                         Wtd      Avg
                                         Avg     Comb      Wtd      Pct     Pct         Pct        Pct       Pct       Pct
                                        Orig     Orig      Avg     Full    Owner      Single     Cashout     2nd     Interest
IO Loans                                 LTV      LTV      DTI      Doc     Occ       Family       Refi     Lien       Only
-----------------------------------------------------------------------------------------------------------------------------
Interest Only Loans                     80.68    80.68    41.52    44.95   96.76       79.20      34.13      0.00    100.00
----------------------------------------------------------------------------------------------------------------------------
Other                                   75.90    79.44    41.21    47.72   93.92       79.48      56.22      4.43      0.00
----------------------------------------------------------------------------------------------------------------------------
Total:                                  77.33    79.81    41.30    46.89   94.77       79.40      49.61      3.11     29.93
-----------------------------------------------------------------------------------------------------------------------------

9. Range of Cut-off Date Principal Balances ($)

-----------------------------------------------------------------------------------------------------------------------------------

                                                  Number                                   % of
                                                    of          Total                     Total        Wtd        Wtd
                                                 Mortgage      Current        Average    Current       Avg        Avg         Pct
Range of Cut-off Date Principal Balances ($)      Loans        Balance        Balance    Balance       Age       Coupon       ARM
-----------------------------------------------------------------------------------------------------------------------------------
< = 50,000                                             343    12,434,626.13   36,252.55       1.78        3.47     10.061    40.35
-----------------------------------------------------------------------------------------------------------------------------------
50,001 - 75,000                                        415    26,446,280.55   63,725.98       3.78        3.50      9.057    62.60
-----------------------------------------------------------------------------------------------------------------------------------
75,001 - 100,000                                       439    38,885,996.93   88,578.58       5.55        3.23      8.458    73.80
-----------------------------------------------------------------------------------------------------------------------------------
400,000 - 500,000                                      191    85,417,517.97  447,212.14      12.20        3.44      7.079    89.99
-----------------------------------------------------------------------------------------------------------------------------------
500,001 - 600,000                                       52    28,241,007.25  543,096.29       4.03        3.27      6.969    94.22
-----------------------------------------------------------------------------------------------------------------------------------
>600,000                                                33    22,497,912.06  681,754.91       3.21        2.87      6.991    90.87
-----------------------------------------------------------------------------------------------------------------------------------
Other                                                2,390   486,197,054.74  203,429.73      69.44        3.26      7.544    89.45
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                               3,863   700,120,395.63  181,237.48     100.00        3.28      7.599    87.00
-----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                              Wtd
                                                       Wtd    Avg
                                              Wtd      Avg   Comb      Wtd    Pct      Pct       Pct      Pct       Pct     Pct
                                              Avg      rig   Orig      Avg   Full     Owner    Single   Cashout     2nd   Interest
Range of Cut-off Date Principal Balances ($)  FICO     LTV    LTV      DTI    Doc      Occ     Family     Refi     Lien     Only
----------------------------------------------------------------------------------------------------------------------------------
< = 50,000                                     618    50.80  87.83    36.81  58.81    89.92     84.35    38.95     45.95    0.40
---------------------------------------------------------------------------------------------------------------------------------
50,001 - 75,000                                622    64.41  84.69    38.84  59.58    91.91     86.53    36.01     25.49    3.07
---------------------------------------------------------------------------------------------------------------------------------
75,001 - 100,000                               615    69.20  80.70    39.20  61.24    92.84     85.99    43.76     14.42    6.77
---------------------------------------------------------------------------------------------------------------------------------
400,000 - 500,000                              638    80.97  80.97    42.84  37.41    96.68     74.11    53.04      0.00   46.44
---------------------------------------------------------------------------------------------------------------------------------
500,001 - 600,000                              653    81.35  81.35    41.73  36.93    96.12     75.38    38.47      0.00   48.25
---------------------------------------------------------------------------------------------------------------------------------
>600,000                                       665    77.11  77.11    38.21  27.23    84.17     72.38    62.43      0.00   43.66
---------------------------------------------------------------------------------------------------------------------------------
Other                                          623    78.50  79.10    41.57  47.90    95.29     79.85    50.54      0.76   29.40
---------------------------------------------------------------------------------------------------------------------------------
Total:                                         627    77.33  79.81    41.30  46.89    94.77     79.40    49.61      3.11   29.93
----------------------------------------------------------------------------------------------------------------------------------

Minimum: 5,403
Maximum: 898,000
Average: 181,237

10. Current Mortgage Rates (%)

------------------------------------------------------------------------------------------------------------------------------------

                                         Number                                   % of
                                           of          Total                     Total        Wtd        Wtd                    Wtd
                                        Mortgage      Current        Average    Current       Avg        Avg         Pct        Avg
Current Mortgage Rates (%)               Loans        Balance        Balance    Balance       Age       Coupon       ARM        FICO
------------------------------------------------------------------------------------------------------------------------------------
9.5 - 10                                      297    31,536,508.40  106,183.53      47.94        3.42      9.761       83.91    586
------------------------------------------------------------------------------------------------------------------------------------
10.01 - 10.5                                  177    15,246,117.41   86,136.26      23.18        3.26     10.312       59.32    591
------------------------------------------------------------------------------------------------------------------------------------
10.51-11                                      128    10,010,426.10   78,206.45      15.22        3.29     10.846       48.24    586
------------------------------------------------------------------------------------------------------------------------------------
11.01-12                                       99     7,123,611.33   71,955.67      10.83        3.39     11.421       40.18    600
------------------------------------------------------------------------------------------------------------------------------------
12.01-13                                       40     1,748,396.63   43,709.92       2.66        3.91     12.415        2.18    629
------------------------------------------------------------------------------------------------------------------------------------
>13                                             3       119,017.08   39,672.36       0.18        5.59     13.475        0.00    621
------------------------------------------------------------------------------------------------------------------------------------
Total:                                        744    65,784,076.95   88,419.46     100.00        3.38     10.311       65.73    590
------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                  Wtd
                                          Wtd     Avg
                                          Avg    Comb        Wtd      Pct        Pct         Pct        Pct         Pct     Pct
                                         Orig    Orig        Avg     Full       Owner      Single     Cashout       2nd   Interest
Current Mortgage Rates (%)                LTV     LTV        DTI      Doc        Occ       Family       Refi       Lien     Only
----------------------------------------------------------------------------------------------------------------------------------
9.5 - 10                                72.64   83.76      40.86    52.38      93.29       81.99      57.95       13.99    5.77
--------------------------------------------------------------------------------------------------------------------------------
10.01 - 10.5                            58.92   84.58      40.96    47.79      95.23       82.78      43.34       32.21    0.00
--------------------------------------------------------------------------------------------------------------------------------
10.51-11                                47.27   82.71      41.66    40.42      95.22       81.40      45.49       44.28    0.65
--------------------------------------------------------------------------------------------------------------------------------
11.01-12                                46.34   84.84      41.26    36.53      97.89       88.10      55.30       48.57    0.83
--------------------------------------------------------------------------------------------------------------------------------
12.01-13                                20.74   99.63      44.09    10.65      93.89       63.43       9.20       97.82    0.00
--------------------------------------------------------------------------------------------------------------------------------
>13                                     18.49   99.50      46.10    10.04     100.00       54.84      44.80      100.00    0.00
--------------------------------------------------------------------------------------------------------------------------------
Total:                                  61.28   84.36      41.15    46.59      94.56       82.20      51.06       28.95    2.96
----------------------------------------------------------------------------------------------------------------------------------

Minimum: 4.890
Maximum: 13.500
Weighted Average: 7.599

11. Combined Original Loan-to-Value Ratio (%)

------------------------------------------------------------------------------------------------------------------------------------

                                         Number                                   % of
Combined                                   of          Total                     Total        Wtd        Wtd                    Wtd
Original                                Mortgage      Current        Average    Current       Avg        Avg         Pct        Avg
Loan-to-Value Ratio (%)                  Loans        Balance        Balance    Balance       Age       Coupon       ARM        FICO
------------------------------------------------------------------------------------------------------------------------------------
80-85                                       1,692   341,388,755.51  201,766.40      67.62        3.36      7.263       91.87     639
------------------------------------------------------------------------------------------------------------------------------------
85-90                                         494    97,358,151.33  197,081.28      19.28        3.16      7.761       89.63     629
------------------------------------------------------------------------------------------------------------------------------------
90-95                                         198    30,449,604.20  153,785.88       6.03        3.30      8.325       85.63     637
------------------------------------------------------------------------------------------------------------------------------------
95-100                                        466    35,646,575.29   76,494.80       7.06        3.49      9.651       41.47     658
------------------------------------------------------------------------------------------------------------------------------------
Total:                                      2,850   504,843,086.33  177,137.93     100.00        3.33      7.592       87.50     638
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                 Wtd
                                         Wtd     Avg
Combined                                 Avg    Comb        Wtd         Pct        Pct         Pct        Pct         Pct     Pct
Original                                Orig    Orig        Avg        Full       Owner      Single     Cashout       2nd   Interest
Loan-to-Value Ratio (%)                  LTV     LTV        DTI         Doc        Occ       Family       Refi       Lien     Only
------------------------------------------------------------------------------------------------------------------------------------
80-85                                   80.75   80.79      41.81       43.91      97.44       79.25      32.22        0.05   40.31
-----------------------------------------------------------------------------------------------------------------------------------
85-90                                   89.51   89.60      40.98       54.84      85.90       77.86      52.40        0.12   28.38
-----------------------------------------------------------------------------------------------------------------------------------
90-95                                   90.87   94.63      42.64       56.78      93.67       74.30      57.87        4.74   24.11
-----------------------------------------------------------------------------------------------------------------------------------
95-100                                  55.09   99.83      41.44       49.03      98.86       81.75      28.86       55.93    2.43
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                  81.24   84.67      41.67       47.15      95.09       78.86      37.42        4.29   34.35
------------------------------------------------------------------------------------------------------------------------------------

Minimum: 10.00
Maximum: 100.00
Weighted Average: 79.81

12. Property Type

------------------------------------------------------------------------------------------------------------------------------------

                                         Number                                   % of
                                           of          Total                     Total        Wtd        Wtd                    Wtd
                                        Mortgage      Current        Average    Current       Avg        Avg         Pct        Avg
Property Type                            Loans        Balance        Balance    Balance       Age       Coupon       ARM        FICO
------------------------------------------------------------------------------------------------------------------------------------
Condo                                         212    35,875,944.53  169,226.15      39.99        3.02      7.613       88.23     642
------------------------------------------------------------------------------------------------------------------------------------
2-4 Family                                    222    53,834,773.29  242,498.98      60.01        3.14      7.491       85.18     639
------------------------------------------------------------------------------------------------------------------------------------
Total:                                        434    89,710,717.82  206,706.72     100.00        3.09      7.539       86.40     640
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                 Wtd
                                         Wtd     Avg
                                         Avg    Comb        Wtd         Pct        Pct         Pct        Pct        Pct      Pct
                                        Orig    Orig        Avg        Full       Owner      Single     Cashout      2nd    Interest
Property Type                            LTV     LTV        DTI         Doc        Occ       Family       Refi      Lien      Only
------------------------------------------------------------------------------------------------------------------------------------
Condo                                   75.38   79.98      40.95       45.17      93.83        0.00      40.72       5.75    43.64
-----------------------------------------------------------------------------------------------------------------------------------
2-4 Family                              75.95   78.39      42.76       36.72      88.05        0.00      55.09       3.05    11.08
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                  75.72   79.02      42.04       40.09      90.36        0.00      49.34       4.13    24.10
------------------------------------------------------------------------------------------------------------------------------------

13. Occupancy

------------------------------------------------------------------------------------------------------------------------------------

                                         Number                                   % of
                                           of          Total                     Total        Wtd        Wtd                    Wtd
                                        Mortgage      Current        Average    Current       Avg        Avg         Pct        Avg
Occupancy                                Loans        Balance        Balance    Balance       Age       Coupon       ARM        FICO
------------------------------------------------------------------------------------------------------------------------------------
Second                                         33     7,436,303.44  225,342.53       1.06        2.60      7.618       85.10     660
------------------------------------------------------------------------------------------------------------------------------------
Investment                                    204    29,156,685.06  142,924.93       4.16        3.46      8.058       92.50     657
------------------------------------------------------------------------------------------------------------------------------------
Other                                       3,626   663,527,407.13  182,991.56      94.77        3.28      7.578       86.78     625
------------------------------------------------------------------------------------------------------------------------------------
Total:                                      3,863   700,120,395.63  181,237.48     100.00        3.28      7.599       87.00     627
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                 Wtd
                                         Wtd     Avg
                                         Avg    Comb        Wtd         Pct        Pct         Pct        Pct         Pct     Pct
                                        Orig    Orig        Avg        Full       Owner      Single     Cashout       2nd   Interest
Occupancy                                LTV     LTV        DTI         Doc        Occ       Family       Refi       Lien     Only
------------------------------------------------------------------------------------------------------------------------------------
Second                                  79.17   79.36      41.28       36.68       0.00       73.03      44.53        0.21   32.61
-----------------------------------------------------------------------------------------------------------------------------------
Investment                              80.82   81.26      38.31       41.76       0.00       66.73      43.36        0.52   14.97
-----------------------------------------------------------------------------------------------------------------------------------
Other                                   77.16   79.75      41.43       47.23     100.00       80.03      49.94        3.25   30.56
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                  77.33   79.81      41.30       46.89      94.77       79.40      49.61        3.11   29.93
------------------------------------------------------------------------------------------------------------------------------------

14. Adjustment Type

------------------------------------------------------------------------------------------------------------------------------------

                                         Number                                   % of
                                           of          Total                     Total        Wtd        Wtd                    Wtd
                                        Mortgage      Current        Average    Current       Avg        Avg         Pct        Avg
Adjustment Type                          Loans        Balance        Balance    Balance       Age       Coupon       ARM        FICO
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate                                    795    91,029,162.12  114,502.09      13.00        3.12      7.992        0.00    640
------------------------------------------------------------------------------------------------------------------------------------
ARM                                         3,068   609,091,233.51  198,530.39      87.00        3.30      7.540      100.00    625
------------------------------------------------------------------------------------------------------------------------------------
Total:                                      3,863   700,120,395.63  181,237.48     100.00        3.28      7.599       87.00    627
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                  Wtd
                                          Wtd     Avg
                                          Avg    Comb        Wtd         Pct        Pct         Pct        Pct        Pct     Pct
                                         Orig    Orig        Avg        Full       Owner      Single     Cashout      2nd   Interest
Adjustment Type                           LTV     LTV        DTI         Doc        Occ       Family       Refi      Lien     Only
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate                              63.28   82.35      40.97       62.44      96.38       82.20      58.80      23.89    7.05
----------------------------------------------------------------------------------------------------------------------------------
ARM                                     79.43   79.43      41.35       44.57      94.53       78.98      48.24       0.00   33.35
----------------------------------------------------------------------------------------------------------------------------------
Total:                                  77.33   79.81      41.30       46.89      94.77       79.40      49.61       3.11   29.93
------------------------------------------------------------------------------------------------------------------------------------

15. Geographic Distribution by Balance

------------------------------------------------------------------------------------------------------------------------------------

                                         Number                                   % of
Geographic                                 of          Total                     Total        Wtd        Wtd                    Wtd
Distribution                            Mortgage      Current        Average    Current       Avg        Avg         Pct        Avg
by Balance                               Loans        Balance        Balance    Balance       Age       Coupon       ARM        FICO
------------------------------------------------------------------------------------------------------------------------------------
California                                    578   160,617,027.42  277,884.13      65.76        3.76      7.002       90.26     643
------------------------------------------------------------------------------------------------------------------------------------
Georgia                                       108    15,093,975.64  139,759.03       6.18        3.01      8.150       85.53     629
------------------------------------------------------------------------------------------------------------------------------------
Massachusetts                                 112    25,042,642.93  223,595.03      10.25        2.89      7.680       83.71     636
------------------------------------------------------------------------------------------------------------------------------------
New York                                      155    43,497,053.10  280,626.15      17.81        3.12      7.364       73.00     627
------------------------------------------------------------------------------------------------------------------------------------
Total:                                        953   244,250,699.09  256,296.64     100.00        3.51      7.207       86.22     638
------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                            Wtd
                                    Wtd     Avg
Geographic                          Avg    Comb        Wtd         Pct        Pct         Pct        Pct         Pct        Pct
Distribution                       Orig    Orig        Avg        Full       Owner      Single     Cashout       2nd      Interest
by Balance                          LTV     LTV        DTI         Doc        Occ       Family       Refi       Lien        Only
----------------------------------------------------------------------------------------------------------------------------------
California                         74.74   78.44      41.68       35.09      96.60       84.09      46.45        4.63      58.72
---------------------------------------------------------------------------------------------------------------------------------
Georgia                            81.03   84.13      42.18       52.47      89.56       75.16      38.77        3.87      47.82
---------------------------------------------------------------------------------------------------------------------------------
Massachusetts                      72.86   77.19      43.71       42.84      93.61       67.91      51.96        5.39      14.86
---------------------------------------------------------------------------------------------------------------------------------
New York                           74.36   75.71      41.99       31.76      94.95       61.90      67.80        1.69      11.14
---------------------------------------------------------------------------------------------------------------------------------
Total:                             74.87   78.18      41.98       36.37      95.56       77.92      50.34        4.14      45.08
----------------------------------------------------------------------------------------------------------------------------------

Number of States Represented: 48

16. Back Ratio Greater Than 50

------------------------------------------------------------------------------------------------------------------------------------

                                         Number                                   % of
                                           of          Total                     Total        Wtd        Wtd                    Wtd
Back                                    Mortgage      Current        Average    Current       Avg        Avg         Pct        Avg
Ratio Greater Than 50                    Loans        Balance        Balance    Balance       Age       Coupon       ARM        FICO
------------------------------------------------------------------------------------------------------------------------------------
>50                                           339    67,607,605.42  199,432.46     100.00        3.04      7.593       86.27    601
------------------------------------------------------------------------------------------------------------------------------------
Total:                                        339    67,607,605.42  199,432.46     100.00        3.04      7.593       86.27    601
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                  Wtd
                                          Wtd     Avg
                                          Avg    Comb        Wtd         Pct        Pct         Pct        Pct       Pct      Pct
Back                                     Orig    Orig        Avg        Full       Owner      Single     Cashout     2nd    Interest
Ratio Greater Than 50                     LTV     LTV        DTI         Doc        Occ       Family       Refi     Lien      Only
------------------------------------------------------------------------------------------------------------------------------------
>50                                     76.89   78.08      52.89       63.57      93.69       76.74      65.05      1.48    20.19
----------------------------------------------------------------------------------------------------------------------------------
Total:                                  76.89   78.08      52.89       63.57      93.69       76.74      65.05      1.48    20.19
------------------------------------------------------------------------------------------------------------------------------------

Minimum: 0.02
Maximum: 60.00
Weighted Average: 41.30

17. Simultaneous Seconds

------------------------------------------------------------------------------------------------------------------------------------

                                         Number                                   % of
                                           of          Total                     Total        Wtd        Wtd                    Wtd
                                        Mortgage      Current        Average    Current       Avg        Avg         Pct        Avg
Simultaneous Seconds                     Loans        Balance        Balance    Balance       Age       Coupon       ARM        FICO
------------------------------------------------------------------------------------------------------------------------------------
SS                                          1,334   273,129,499.56  204,744.75     100.00        3.41      7.103       93.96    655
------------------------------------------------------------------------------------------------------------------------------------
Total:                                      1,334   273,129,499.56  204,744.75     100.00        3.41      7.103       93.96    655
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                  Wtd
                                          Wtd     Avg
                                          Avg    Comb        Wtd         Pct        Pct         Pct        Pct      Pct      Pct
                                         Orig    Orig        Avg        Full       Owner      Single     Cashout    2nd    Interest
Simultaneous Seconds                      LTV     LTV        DTI         Doc        Occ       Family       Refi    Lien      Only
-----------------------------------------------------------------------------------------------------------------------------------
SS                                      80.21   80.21      42.01       41.64      98.61       77.99      17.05     0.00    49.69
---------------------------------------------------------------------------------------------------------------------------------
Total:                                  80.21   80.21      42.01       41.64      98.61       77.99      17.05     0.00    49.69
-----------------------------------------------------------------------------------------------------------------------------------

18. Lien Position

------------------------------------------------------------------------------------------------------------------------------------

                                         Number                                   % of
                                           of          Total                     Total        Wtd        Wtd                    Wtd
Lien                                    Mortgage      Current        Average    Current       Avg        Avg         Pct        Avg
Position                                 Loans        Balance        Balance    Balance       Age       Coupon       ARM        FICO
------------------------------------------------------------------------------------------------------------------------------------
1st Lien                                    3,478   678,373,770.48  195,047.09      96.89        3.27      7.505       89.79     626
------------------------------------------------------------------------------------------------------------------------------------
2nd Lien                                      385    21,746,625.15   56,484.74       3.11        3.65     10.513        0.00     655
------------------------------------------------------------------------------------------------------------------------------------
Total:                                      3,863   700,120,395.63  181,237.48     100.00        3.28      7.599       87.00     627
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                 Wtd
                                         Wtd     Avg
                                         Avg    Comb        Wtd         Pct        Pct         Pct        Pct       Pct     Pct
Lien                                    Orig    Orig        Avg        Full       Owner      Single     Cashout     2nd   Interest
Position                                 LTV     LTV        DTI         Doc        Occ       Family       Refi     Lien     Only
-----------------------------------------------------------------------------------------------------------------------------------
1st Lien                                79.18   79.18      41.27       47.27      94.63       79.57      50.55      0.00   30.89
---------------------------------------------------------------------------------------------------------------------------------
2nd Lien                                19.52   99.31      42.19       35.16      99.23       74.27      20.46    100.00    0.00
---------------------------------------------------------------------------------------------------------------------------------
Total:                                  77.33   79.81      41.30       46.89      94.77       79.40      49.61      3.11   29.93
-----------------------------------------------------------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.